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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   Form 8-K





               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 5, 1998
                                                         --------------


                    Chase Manhattan Acceptance Corporation
                  (formerly Chemical Acceptance Corporation)
                -----------------------------------------------
                (Exact name of registrant specified in Charter)

   Delaware                       33-68724                        13-3456395
----------------                ------------                 -------------------
(State or other                 (Commission                     (IRS Employee
jurisdiction of                 File Number)                 Identification No.)
 incorporation)


                  270 Park Avenue, New York, New York   10017
               -------------------------------------------------
               (Address of principal executive offices) Zip Code


           Registrant's telephone, including area code: 212-270-6000


                        Chemical Acceptance Corporation
        --------------------------------------------------------------
        (Former name and former address, if changed since last report)



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ITEM 5.           Other Events

                  Name Change

                  Exhibit 99 which attaches a Certificate of Amendment of The Certificate of Incorporation of Chemical Acceptance Corporation, changing the name of Chemical Acceptance Corporation to "Chase Manhattan Acceptance Corporation" is attached hereto.






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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 18, 1998
                                          CHASE MANHATTAN ACCEPTANCE CORPORATION




                                           By: /s/ Michael J. Malter
                                               --------------------------------
                                               Name:  Michael J. Malter
                                               Title: Executive Vice President








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                               INDEX TO EXHIBITS



Exhibit No.                        Description
-----------                        -----------
    99                             Certificate of Amendment of Certificate of
                                   Incorporation of Chemical Acceptance
                                   Corporation, changing the name of the
                                   Corporation to "Chase Manhattan Acceptance
                                   Corporation"